Exhibit 99.2

Supplemental Financial Information May 3, 2021

Supplemental Financial Information For the quarter ended March 31, 2021 May 3, 2021

Supplemental Financial Information May 3, 2021

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q1 2021 – Q1 2020	10
Consolidated Statements of Operations Q1 2021/2020	12
Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q1 2021/2020	13
Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders Q1 2021/2020	14
Pro Forma Consolidated Statements of Operations Q1 2021 – Q2 2020, FY 2020	15
Pro Forma Consolidated Statements of Operations Q4 2019 – Q1 2019, FY 2019	16
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2020	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	20
CAPITALIZATION	23
Comparative Capitalization Q1 2021 – Q1 2020	24
Consolidated Debt Summary Schedule	25
Consolidated Amortization and Debt Maturity Schedule as of March 31, 2021	26
PROPERTY-LEVEL DATA	27
Hotel Information as of May 3, 2021	28

Supplemental Financial Information May 3, 2021

Supplemental Financial Information May 3, 2021

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

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Supplemental Financial Information May 3, 2021

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 3, 2021 has interests in 18 hotels comprised of 9,147 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be Long-Term Relevant Real Estate®.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Senior Vice President, Corporate Finance and Treasurer
(949) 382-3018

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Supplemental Financial Information May 3, 2021

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact the COVID-19 pandemic has on the Company’s business and the economy, as well as the response of governments and the Company to the pandemic, and how quickly and successfully effective vaccines and therapies are distributed and administered; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; general economic and business conditions, including a U.S. recession, trade conflicts and tariffs, regional or global economic slowdowns and any type of flu or disease-related pandemic that impacts travel or the ability to travel, including the COVID-19 pandemic; the need for business-related travel, including the increased use of business-related technology; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, utility costs, property and liability insurance costs, unanticipated costs such as acts of nature and their consequences and other costs that may not be offset by increased room rates; the ground, building or airspace leases for three of the hotels the Company has interests in as of the date of this presentation; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the impact on the Company’s business of potential defaults by the Company on its debt agreements or leases; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including climate change, natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

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Supplemental Financial Information May 3, 2021

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

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Supplemental Financial Information May 3, 2021

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

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Supplemental Financial Information May 3, 2021

finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles (prior to the hotel’s sale in October 2019) and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

The 17 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2021. The 18 Hotel Pro Forma Portfolio includes the 17 Hotel Portfolio plus the Montage Healdsburg, acquired by the Company in April 2021.

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Supplemental Financial Information May 3, 2021

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 3, 2021

Condensed Consolidated Balance Sheets
Q1 2021 – Q1 2020

(In thousands)	March 31, 2021 (1)	December 31, 2020 (2)	September 30, 2020 (3)	June 30, 2020 (4)	March 31, 2020 (5)
Assets
Investment in hotel properties:
Land	$571,212	$571,212	$581,426	$581,426	$600,649
Buildings & improvements	2,527,654	2,523,750	2,707,102	2,694,935	2,800,187
Furniture, fixtures, & equipment	432,493	431,918	464,588	460,526	496,312
Other	41,868	37,766	64,880	72,775	71,327
	3,573,227	3,564,646	3,817,996	3,809,662	3,968,475
Less accumulated depreciation & amortization	(1,133,264)	(1,103,148)	(1,196,520)	(1,164,181)	(1,212,063)
	2,439,963	2,461,498	2,621,476	2,645,481	2,756,412

Finance lease right-of-use asset, net	45,814	46,182	46,549	46,917	47,284
Operating lease right-of-use assets, net	25,196	26,093	39,489	40,351	41,198
Other noncurrent assets, net	15,847	16,799	16,510	15,415	16,390

Current assets:
Cash and cash equivalents	320,275	368,406	461,288	540,420	847,445
Restricted cash	44,982	47,733	42,346	45,960	53,485
Other current assets, net	24,597	19,006	19,124	12,474	37,326
Assets held for sale, net	—	—	—	76,683	—
Total assets	$2,916,674	$2,985,717	$3,246,782	$3,423,701	$3,799,540

*Footnotes on following page

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Supplemental Financial Information May 3, 2021

Condensed Consolidated Balance Sheets
Q1 2021– Q1 2020 (continued)

(In thousands)	March 31, 2021 (1)	December 31, 2020 (2)	September 30, 2020 (3)	June 30, 2020 (4)	March 31, 2020 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$2,295	$2,261	$188,096	$188,757	$82,189
Other current liabilities	81,947	88,532	99,679	97,129	104,029
Total current liabilities	84,242	90,793	287,775	285,886	186,218

Notes payable, less current portion, net	741,922	742,528	743,545	829,673	1,187,468
Finance lease obligation, less current portion	15,569	15,569	15,569	15,570	15,570
Operating lease obligations, less current portion	28,649	29,954	45,939	47,206	48,460
Other liabilities	14,679	17,494	25,909	25,374	24,818
Total liabilities	885,061	896,338	1,118,737	1,203,709	1,462,534

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000
Common stock, $0.01 par value, 500,000,000 shares authorized	2,162	2,156	2,156	2,156	2,155
Additional paid in capital	2,585,455	2,586,108	2,584,005	2,581,637	2,578,445
Retained earnings	860,454	913,766	951,765	1,041,056	1,156,394
Cumulative dividends and distributions	(1,646,593)	(1,643,386)	(1,640,178)	(1,636,970)	(1,633,763)
Total stockholders' equity	1,991,478	2,048,644	2,087,748	2,177,879	2,293,231
Noncontrolling interest in consolidated joint venture	40,135	40,735	40,297	42,113	43,775
Total equity	2,031,613	2,089,379	2,128,045	2,219,992	2,337,006
Total liabilities and equity	$2,916,674	$2,985,717	$3,246,782	$3,423,701	$3,799,540

(1)	As presented on Form 10-Q to be filed in May 2021.
(2)	As presented on Form 10-K filed on February 12, 2021.
(3)	As presented on Form 10-Q filed on November 6, 2020.
(4)	As presented on Form 10-Q filed on August 5, 2020.
(5)	As presented on Form 10-Q filed on May 11, 2020.

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Supplemental Financial Information May 3, 2021

Consolidated Statements of Operations
Q1 2021/2020

	Quarter Ended March 31,
(In thousands, except per share data)	2021	2020
Revenues
Room	$34,219	$127,400
Food and beverage	4,971	47,990
Other operating	11,443	15,822
Total revenues	50,633	191,212
Operating expenses
Room	11,640	44,245
Food and beverage	5,979	41,760
Other operating	1,805	3,764
Advertising and promotion	4,875	12,462
Repairs and maintenance	5,545	10,049
Utilities	4,151	5,842
Franchise costs	991	5,336
Property tax, ground lease and insurance	14,661	20,051
Other property-level expenses	10,477	28,845
Corporate overhead	7,177	7,394
Depreciation and amortization	30,770	36,746
Impairment losses	—	115,366
Total operating expenses	98,071	331,860

Interest and other income (loss)	(379)	2,306
Interest expense	(7,649)	(17,507)
Gain on extinguishment of debt	222	—
Loss before income taxes	(55,244)	(155,849)
Income tax provision, net	(43)	(6,670)
Net loss	(55,287)	(162,519)
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	458
Preferred stock dividends	(3,207)	(3,207)
Loss attributable to common stockholders	$(56,519)	$(165,268)

Basic and diluted per share amounts:
Basic and diluted loss attributable to common stockholders per common share	$(0.26)	$(0.75)

Basic and diluted weighted average common shares outstanding	214,438	221,036

Distributions declared per common share	$—	$0.05

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Supplemental Financial Information May 3, 2021

Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q1 2021/2020

	Quarter Ended March 31,
(In thousands)	2021	2020
Net loss	$(55,287)	$(162,519)
Operations held for investment:
Depreciation and amortization	30,770	36,746
Interest expense	7,649	17,507
Income tax provision, net	43	6,670
Loss on sale of assets	70	—
Impairment losses - hotel properties	—	113,064
EBITDAre	(16,755)	11,468

Operations held for investment:
Amortization of deferred stock compensation	2,752	2,207
Amortization of right-of-use assets and liabilities	(331)	(261)
Finance lease obligation interest - cash ground rent	(351)	(351)
Gain on extinguishment of debt	(222)	—
Prior year property tax adjustments, net	(827)	(81)
Impairment loss - abandoned development costs	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	458
Depreciation and amortization	(810)	(804)
Interest expense	(161)	(420)
Amortization of right-of-use asset and liability	72	72
Impairment loss - abandoned development costs	—	(449)
Adjustments to EBITDAre, net	2,097	2,673
Adjusted EBITDAre, excluding noncontrolling interest	$(14,658)	$14,141

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Supplemental Financial Information May 3, 2021

Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2021/2020

	Quarter Ended March 31,
(In thousands, except per share data)	2021	2020
Net loss	$(55,287)	$(162,519)
Preferred stock dividends	(3,207)	(3,207)
Operations held for investment:
Real estate depreciation and amortization	30,143	36,122
Loss on sale of assets	70	—
Impairment losses - hotel properties	—	113,064
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	458
Real estate depreciation and amortization	(810)	(804)
FFO attributable to common stockholders	(27,116)	(16,886)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	85	146
Noncash interest on derivatives	(869)	6,080
Gain on extinguishment of debt	(222)	—
Prior year property tax adjustments, net	(827)	(81)
Impairment loss - abandoned development costs	—	2,302
Noncash income tax provision, net	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	72
Impairment loss - abandoned development costs	—	(449)
Adjustments to FFO attributable to common stockholders, net	(1,761)	15,485
Adjusted FFO attributable to common stockholders	$(28,877)	$(1,401)
FFO attributable to common stockholders per diluted share	$(0.13)	$(0.08)
Adjusted FFO attributable to common stockholders per diluted share	$(0.13)	$(0.01)

Basic weighted average shares outstanding	214,438	221,036
Shares associated with unvested restricted stock awards	210	—
Diluted weighted average shares outstanding	214,648	221,036

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Supplemental Financial Information May 3, 2021

Pro Forma Consolidated Statements of Operations

Q1 2021 – Q2 2020, FY 2020

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	March 31,	December 31,	September 30,	June 30,	December 31,
	2021	2020	2020	2020	2020
Revenues
Room	$34,219	$21,026	$14,745	$2,395	$151,641
Food and beverage	4,971	4,493	1,979	142	50,986
Other operating	11,443	10,592	10,252	6,144	41,183
Total revenues	50,633	36,111	26,976	8,681	243,810

Operating Expenses
Room	11,640	11,519	9,326	4,995	63,081
Food and beverage	5,979	8,392	5,719	4,379	55,961
Other expenses	42,505	30,293	39,741	35,607	179,949
Corporate overhead	7,177	5,735	6,582	8,438	28,149
Depreciation and amortization	30,770	31,505	31,121	31,363	125,865
Impairment losses	—	13,478	—	—	20,987
Total operating expenses	98,071	100,922	92,489	84,782	473,992

Interest and other income (loss)	(379)	85	139	306	2,836
Interest expense	(7,649)	(7,676)	(8,999)	(9,322)	(40,642)
Gain (loss) on extinguishment of debt, net	222	—	(210)	—	(210)
Loss before income taxes	(55,244)	(72,402)	(74,583)	(85,117)	(268,198)
Income tax (provision) benefit, net	(43)	(15)	83	12	(6,590)
Net loss	$(55,287)	$(72,417)	$(74,500)	$(85,105)	$(274,788)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$(14,658)	$(14,886)	$(30,656)	$(39,588)	$(66,826)

(1)	Includes the Company's ownership results for the 17 Hotel Portfolio. Excludes the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2020 can be found on page 17 in this supplemental package.

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Supplemental Financial Information May 3, 2021

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$160,370	$171,544	$179,838	$150,734	$662,486
Food and beverage	60,403	56,052	68,588	63,819	248,862
Other operating	17,555	18,275	16,943	15,358	68,131
Total revenues	238,328	245,871	265,369	229,911	979,479

Operating Expenses
Room	42,414	43,947	43,744	40,711	170,816
Food and beverage	41,382	40,143	43,201	42,129	166,855
Other expenses	82,501	82,373	84,012	81,716	330,602
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	31,780	31,854	31,217	31,056	125,907
Total operating expenses	205,352	205,712	210,252	203,128	824,444

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(7,867)	(10,064)	(12,621)	(11,131)	(41,683)
Income before income taxes	28,169	33,857	47,307	20,576	129,909
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$27,135	$34,606	$44,631	$23,688	$130,060

Adjusted EBITDAre, excluding noncontrolling interest (2)	$66,968	$73,500	$89,511	$61,915	$291,894

(1)	Includes the Company's ownership results for the 17 Hotel Portfolio. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 can be found on page 20 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:
		Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$6,619	$(274,788)
Operations held for investment:
Depreciation and amortization	137,051	(2,622)	(3,897)	(4,667)	—	125,865
Interest expense	53,307	—	—	(6,079)	(6,586)	40,642
Income tax provision, net	6,590	—	—	—	—	6,590
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
EBITDAre	(103,214)	2,853	1,080	16,242	33	(83,006)

Operations held for investment:
Amortization of deferred stock compensation	9,576	—	—	—	—	9,576
Amortization of right-of-use assets and liabilities	(1,260)	—	—	(34)	—	(1,294)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	—	—	(1,404)
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Depreciation and amortization	(3,228)	—	—	—	—	(3,228)
Interest expense	(1,194)	—	—	—	—	(1,194)
Amortization of right-of-use asset and liability	290	—	—	—	—	290
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to EBITDAre, net	15,066	57	372	718	(33)	16,180

Adjusted EBITDAre, excluding noncontrolling interest	$(88,148)	$2,910	$1,452	$16,960	$—	$(66,826)

*Footnotes on Page 19

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:
		Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$6,619	$(274,788)
Preferred stock dividends	(12,830)	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	134,555	(2,622)	(3,897)	(4,667)	—	123,369
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Real estate depreciation and amortization	(3,228)	—	—	—	—	(3,228)
FFO attributable to common stockholders	(175,848)	2,853	1,080	22,321	6,619	(142,975)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	376	—	—	(34)	—	342
Noncash interest on derivatives and finance lease obligation, net	4,740	—	—	—	—	4,740
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncash income tax provision, net	7,415	—	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	290
Noncash interest on derivatives, net	(27)	—	—	—	—	(27)
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	19,263	57	372	718	(33)	20,377

Adjusted FFO attributable to common stockholders	$(156,585)	$2,910	$1,452	$23,039	$6,586	$(122,598)

FFO attributable to common stockholders per diluted share	$(0.81)					$(0.67)

Adjusted FFO attributable to common stockholders per diluted share	$(0.73)					$(0.57)

Basic weighted average shares outstanding	215,934				(1,742)	214,192
Shares associated with unvested restricted stock awards	—				—	—
Diluted weighted average shares outstanding	215,934				(1,742)	214,192

*Footnotes on Page 19

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020, as well as results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Actual includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Disposition represents the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Debt & Equity Transactions represent the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment and the common stock repurchases in the first quarter of 2020.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$6,786	$130,060
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	(4,205)	(10,157)	—	125,907
Interest expense	54,223	(955)	—	—	(4,799)	(6,786)	41,683
Income tax benefit, net	(151)	—	—	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
EBITDAre	326,391	(3,759)	(9,925)	(7,536)	(7,672)	—	297,499

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(239)	—	(1,021)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	—	—	(1,403)
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	9	(239)	—	(5,605)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$(7,527)	$(7,911)	$—	$291,894

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$6,786	$130,060
Preferred stock dividends	(12,830)	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	(4,205)	(10,157)	—	123,419
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	(7,536)	(2,873)	6,786	230,714

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	(239)	—	351
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	—	—	5,868
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	9	(239)	—	6,474

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$(7,527)	$(3,112)	$6,786	$237,188

FFO attributable to common stockholders per diluted share	$1.09						$1.08

Adjusted FFO attributable to common stockholders per diluted share	$1.12						$1.11

Basic weighted average shares outstanding	225,681					(11,868)	213,813
Shares associated with unvested restricted stock awards	276					—	276
Diluted weighted average shares outstanding	225,957					(11,868)	214,089

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information May 3, 2021

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.
(2)	Disposition represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in October 2019, July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Debt & Equity Transactions represent the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019, and the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020 and the common stock repurchases in 2019 and 2020.

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information May 3, 2021

CAPITALIZATION

CAPITALIZATION	Page 23

Supplemental Financial Information May 3, 2021

Comparative Capitalization
Q1 2021 – Q1 2020

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2021	2020	2020	2020	2020

Common Share Price & Dividends
At the end of the quarter	$12.46	$11.33	$7.94	$8.15	$8.71
High during quarter ended	$13.57	$11.42	$8.70	$10.65	$13.81
Low during quarter ended	$10.25	$7.27	$7.27	$7.04	$6.99
Common dividends per share	$—	$—	$—	$—	$0.05

Common Shares & Units
Common shares outstanding	216,175	215,593	215,636	215,636	215,541
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	216,175	215,593	215,636	215,636	215,541

Capitalization
Market value of common equity	$2,693,542	$2,442,673	$1,712,146	$1,757,430	$1,877,363
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	747,113	747,945	934,673	1,021,247	1,272,965
Consolidated total capitalization	3,630,655	3,380,618	2,836,819	2,968,677	3,340,328

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,575,655	$3,325,618	$2,781,819	$2,913,677	$3,285,328

Consolidated debt to consolidated total capitalization	20.6%	22.1%	32.9%	34.4%	38.1%
Pro rata debt to pro rata total capitalization	19.4%	20.8%	31.6%	33.2%	37.1%
Consolidated debt and preferred equity to consolidated total capitalization	25.8%	27.7%	39.6%	40.8%	43.8%
Pro rata debt and preferred equity to pro rata total capitalization	24.7%	26.5%	38.5%	39.7%	42.9%

CAPITALIZATION	Page 24

Supplemental Financial Information May 3, 2021

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2021	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2022	$85,000	$85,000
Term Loan Facility (1)	Unsecured	4.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	79,572	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	57,541	51,987
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	90,000	90,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				527,113	514,058
Variable Rate Debt
Secured Mortgage Debt (3)	Hilton San Diego Bayfront	1.16%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 1.40% - 2.40%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$747,113	$734,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				70.6%
% Floating Rate Debt				29.4%
Average Interest Rate (4)				3.76%
Weighted Average Maturity of Debt (3)				3.5 years

(1)	In July and December 2020, the Company executed amendments to the agreement governing its revolving credit facility and term loan facilities, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. Under the terms of the July 2020 amendment, a 25-basis point LIBOR floor was added for the remaining term of the facilities and the applicable LIBOR margin was increased to 225 basis points for the revolving credit facility and 220 basis points for the term loan facilities, the high points of the pricing grid. The December 2020 amendment fixed the applicable LIBOR margin at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. After the covenant relief period, the LIBOR margin will revert back to the original terms of the pricing grid with a range of 140 to 225 basis points for the revolving credit facility and 135 to 220 basis points for the term loan facilities, depending on the Company’s leverage ratios. The interest rates presented reflect the terms of the amended agreements and the effects of the Company’s interest rate derivative agreements.
(2)	In July and December 2020, the Company executed amendments to the agreement governing the Senior Notes, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. The July and December 2020 amendments increased the annual interest rates on the Senior Notes by 1.0% and an additional 0.25%, respectively. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreements.
(3)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023. By extending this loan, the Company's weighted average maturity of debt increases from 2.9 years to 3.5 years.
(4)	Average Interest Rate is calculated based on rates at March 31, 2021, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 25

Supplemental Financial Information May 3, 2021

Consolidated Amortization and Debt Maturity Schedule

As of March 31, 2021

(1)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023.
(2)	Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2021 consolidated total capitalization as presented on page 24.

CAPITALIZATION	Page 26

Supplemental Financial Information May 3, 2021

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 27

Supplemental Financial Information May 3, 2021

Hotel Information as of May 3, 2021

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Open / Suspension Date (1)	Resumption Date (1)	Year Acquired

1	Hilton San Diego Bayfront (2) (3)	California	Hilton	1,190	13.01%	Leasehold	March 23, 2020	August 11, 2020	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	11.59%	Fee Simple	Open	N/A	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	8.98%	Fee Simple	March 22, 2020	October 1, 2020	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	8.82%	Fee Simple	March 26, 2020	August 24, 2020	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	8.54%	Fee Simple	March 20, 2020	October 1, 2020	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	5.98%	Fee Simple	March 25, 2020	November 1, 2020	2014
7	JW Marriott New Orleans (4)	Louisiana	Marriott	501	5.48%	Fee Simple	March 28, 2020	July 14, 2020	2011
8	Hyatt Centric Chicago Magnificent Mile (3)	Illinois	Hyatt	419	4.58%	Leasehold	April 6, 2020	July 13, 2020	2012
9	Marriott Boston Long Wharf	Massachusetts	Marriott	415	4.54%	Fee Simple	March 12, 2020	July 7, 2020	2007
10	Renaissance Long Beach	California	Marriott	374	4.09%	Fee Simple	Open	N/A	2005
11	Embassy Suites Chicago	Illinois	Hilton	368	4.02%	Fee Simple	April 1, 2020	July 1, 2020	2002
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.95%	Fee Simple	March 27, 2020	April 1, 2021	2012
13	Renaissance Westchester	New York	Marriott	348	3.80%	Fee Simple	April 4, 2020		2010
14	Embassy Suites La Jolla	California	Hilton	340	3.72%	Fee Simple	Open	N/A	2006
15	The Bidwell Marriott Portland	Oregon	Marriott	258	2.82%	Fee Simple	March 27, 2020	October 5, 2020	2000
16	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.76%	Fee Simple	March 28, 2020	July 13, 2020	2013
17	Oceans Edge Resort & Marina	Florida	Independent	175	1.91%	Fee Simple	March 22, 2020	June 4, 2020	2017
18	Montage Healdsburg (5)	California	Montage	130	1.42%	Fee Simple	Open	N/A	2021

	Total 18 Hotel Portfolio			9,147	100%

(1)	In March 2020, the COVID-19 pandemic was declared a National Public Health Emergency, which led to material group cancellations, corporate and government travel restrictions and an unprecedented decline in hotel demand. As a result of these cancellations, restrictions and the health concerns related to COVID-19, the Company determined that it was in the best interest of its hotel employees and the communities in which its hotels operate to temporarily suspend operations at the majority of its hotels. As of the date of this presentation, operations continue to be temporarily suspended at one of the Company’s hotels, and 17 hotels are operating under a significantly reduced capacity.
(2)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(3)	Assuming the full exercise of all lease extensions, the ground lease at the Hilton San Diego Bayfront and the building lease at the Hyatt Centric Chicago Magnificent Mile mature in 2071 and 2097, respectively.
(4)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(5)	In April 2021, the Company acquired the newly constructed luxury resort Montage Healdsburg, which was completed in December 2020.

PROPERTY-LEVEL DATA	Page 28

Supplemental Financial Information May 3, 2021

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

Q1 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$141.47	$242.45	(41.6)%	16.1%	59.5%	(72.9)%	$22.78	$144.26	(84.2)%
2	Boston Park Plaza	$140.65	$147.71	(4.8)%	15.3%	55.8%	(72.6)%	$21.52	$82.42	(73.9)%
3	Hyatt Regency San Francisco	$193.28	$320.43	(39.7)%	8.9%	60.1%	(85.2)%	$17.20	$192.58	(91.1)%
4	Renaissance Washington DC	$142.23	$223.48	(36.4)%	53.2%	56.6%	(6.0)%	$75.67	$126.49	(40.2)%
5	Renaissance Orlando at SeaWorld ®	$124.87	$193.68	(35.5)%	19.3%	58.4%	(67.0)%	$24.10	$113.11	(78.7)%
6	Wailea Beach Resort	$531.17	$550.69	(3.5)%	34.7%	76.0%	(54.3)%	$184.32	$418.52	(56.0)%
7	JW Marriott New Orleans	$145.40	$229.11	(36.5)%	23.5%	64.5%	(63.6)%	$34.17	$147.78	(76.9)%
8	Hyatt Centric Chicago Magnificent Mile	$144.72	$126.91	14.0%	12.5%	48.2%	(74.1)%	$18.09	$61.17	(70.4)%
9	Marriott Boston Long Wharf	$231.39	$228.33	1.3%	9.9%	60.5%	(83.6)%	$22.91	$138.14	(83.4)%
10	Renaissance Long Beach	$134.05	$188.10	(28.7)%	27.5%	66.5%	(58.6)%	$36.86	$125.09	(70.5)%
11	Embassy Suites Chicago	$126.70	$121.79	4.0%	14.5%	59.8%	(75.8)%	$18.37	$72.83	(74.8)%
12	Embassy Suites La Jolla	$119.25	$190.37	(37.4)%	47.9%	72.8%	(34.2)%	$57.12	$138.59	(58.8)%
13	The Bidwell Marriott Portland (1)	$139.65	$141.72	(1.5)%	9.9%	39.1%	(74.7)%	$13.83	$55.41	(75.0)%
14	Hilton New Orleans St. Charles	$107.89	$183.38	(41.2)%	23.6%	64.8%	(63.6)%	$25.46	$118.83	(78.6)%
15	Oceans Edge Resort & Marina	$380.69	$329.84	15.4%	77.2%	78.6%	(1.8)%	$293.89	$259.25	13.4%

	15 Hotels Open for the Entire First Quarter of 2021	$195.32	$240.08	(18.6)%	23.4%	60.4%	(61.3)%	$45.70	$145.01	(68.5)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$123.88	(100.0)%	0.0%	49.7%	(100.0)%	$—	$61.57	(100.0)%

	17 Hotel Portfolio (2)	$195.32	$232.45	(16.0)%	21.6%	59.6%	(63.8)%	$42.19	$138.54	(69.5)%

	Sold/Disposed Hotels (3)	$—	$151.14	(100.0)%	0.0%	63.2%	(100.0)%	$—	$95.52	(100.0)%

	Actual Portfolio (4)	$195.32	$219.54	(11.0)%	21.6%	60.1%	(64.1)%	$42.19	$131.94	(68.0)%

	Montage Healdsburg (5)	$875.29	N/A	N/A	20.4%	N/A	N/A	$178.56	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$204.45			21.6%			$44.16

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

Q1 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (1)	$141.47	$257.17	(45.0)%	16.1%	75.4%	(78.6)%	$22.78	$193.91	(88.3)%
2	Boston Park Plaza	$140.65	$155.36	(9.5)%	15.3%	80.8%	(81.1)%	$21.52	$125.53	(82.9)%
3	Hyatt Regency San Francisco	$193.28	$353.37	(45.3)%	8.9%	84.2%	(89.4)%	$17.20	$297.54	(94.2)%
4	Renaissance Washington DC	$142.23	$242.86	(41.4)%	53.2%	73.5%	(27.6)%	$75.67	$178.50	(57.6)%
5	Renaissance Orlando at SeaWorld ®	$124.87	$197.30	(36.7)%	19.3%	83.8%	(77.0)%	$24.10	$165.34	(85.4)%
6	Wailea Beach Resort	$531.17	$496.33	7.0%	34.7%	92.8%	(62.6)%	$184.32	$460.59	(60.0)%
7	JW Marriott New Orleans	$145.40	$226.85	(35.9)%	23.5%	86.4%	(72.8)%	$34.17	$196.00	(82.6)%
8	Hyatt Centric Chicago Magnificent Mile	$144.72	$125.94	14.9%	12.5%	68.9%	(81.9)%	$18.09	$86.77	(79.2)%
9	Marriott Boston Long Wharf	$231.39	$231.95	(0.2)%	9.9%	78.5%	(87.4)%	$22.91	$182.08	(87.4)%
10	Renaissance Long Beach	$134.05	$192.79	(30.5)%	27.5%	82.7%	(66.7)%	$36.86	$159.44	(76.9)%
11	Embassy Suites Chicago	$126.70	$126.11	0.5%	14.5%	80.6%	(82.0)%	$18.37	$101.64	(81.9)%
12	Embassy Suites La Jolla	$119.25	$195.39	(39.0)%	47.9%	87.7%	(45.4)%	$57.12	$171.36	(66.7)%
13	The Bidwell Marriott Portland	$139.65	$162.13	(13.9)%	9.9%	79.0%	(87.5)%	$13.83	$128.08	(89.2)%
14	Hilton New Orleans St. Charles	$107.89	$189.41	(43.0)%	23.6%	79.6%	(70.4)%	$25.46	$150.77	(83.1)%
15	Oceans Edge Resort & Marina	$380.69	$313.20	21.5%	77.2%	95.0%	(18.7)%	$293.89	$297.54	(1.2)%

	15 Hotels Open for the Entire First Quarter of 2021	$195.32	$241.08	(19.0)%	23.4%	80.9%	(71.1)%	$45.70	$195.03	(76.6)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$124.49	(100.0)%	0.0%	67.3%	(100.0)%	$—	$83.78	(100.0)%

	17 Hotel Portfolio (2)	$195.32	$233.33	(16.3)%	21.6%	79.8%	(72.9)%	$42.19	$186.20	(77.3)%

	Sold/Disposed Hotels (3) (1)	$—	$173.20	(100.0)%	0.0%	75.8%	(100.0)%	$—	$131.29	(100.0)%

	Actual Portfolio (4)	$195.32	$223.78	(12.7)%	21.6%	79.2%	(72.7)%	$42.19	$177.23	(76.2)%

	Montage Healdsburg (5)	$875.29	N/A	N/A	20.4%	N/A	N/A	$178.56	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$204.45			21.6%			$44.16

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 31

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

January 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	January			January			January
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$119.40	$221.94	(46.2)%	8.3%	77.2%	(89.2)%	$9.91	$171.34	(94.2)%
2	Boston Park Plaza	$143.52	$138.41	3.7%	11.2%	66.8%	(83.2)%	$16.07	$92.46	(82.6)%
3	Hyatt Regency San Francisco	$169.87	$351.67	(51.7)%	6.9%	77.6%	(91.1)%	$11.72	$272.90	(95.7)%
4	Renaissance Washington DC	$173.46	$180.18	(3.7)%	29.4%	62.6%	(53.0)%	$51.00	$112.79	(54.8)%
5	Renaissance Orlando at SeaWorld ®	$122.51	$196.55	(37.7)%	7.9%	68.8%	(88.5)%	$9.68	$135.23	(92.8)%
6	Wailea Beach Resort	$524.04	$556.25	(5.8)%	19.3%	88.0%	(78.1)%	$101.14	$489.50	(79.3)%
7	JW Marriott New Orleans	$138.06	$219.30	(37.0)%	16.6%	79.8%	(79.2)%	$22.92	$175.00	(86.9)%
8	Hyatt Centric Chicago Magnificent Mile	$134.84	$117.17	15.1%	8.0%	62.0%	(87.1)%	$10.79	$72.65	(85.1)%
9	Marriott Boston Long Wharf	$214.80	$216.35	(0.7)%	5.1%	74.7%	(93.2)%	$10.95	$161.61	(93.2)%
10	Renaissance Long Beach	$137.63	$182.47	(24.6)%	13.8%	80.6%	(82.9)%	$18.99	$147.07	(87.1)%
11	Embassy Suites Chicago	$115.27	$111.74	3.2%	9.2%	73.7%	(87.5)%	$10.60	$82.35	(87.1)%
12	Embassy Suites La Jolla	$109.48	$188.27	(41.8)%	37.6%	83.1%	(54.8)%	$41.16	$156.45	(73.7)%
13	The Bidwell Marriott Portland (1)	$128.62	$143.32	(10.3)%	7.0%	47.0%	(85.1)%	$9.00	$67.36	(86.6)%
14	Hilton New Orleans St. Charles	$108.68	$171.82	(36.7)%	16.9%	79.5%	(78.7)%	$18.37	$136.60	(86.6)%
15	Oceans Edge Resort & Marina	$263.07	$304.52	(13.6)%	60.8%	89.7%	(32.2)%	$159.95	$273.15	(41.4)%

	15 Hotels Open for the Entire First Quarter of 2021	$186.33	$232.14	(19.7)%	14.4%	73.4%	(80.4)%	$26.83	$170.39	(84.3)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$125.22	(100.0)%	0.0%	59.2%	(100.0)%	$—	$74.13	(100.0)%

	17 Hotel Portfolio (2)	$186.33	$225.24	(17.3)%	13.3%	72.2%	(81.6)%	$24.78	$162.62	(84.8)%

	Sold/Disposed Hotels (3)	$—	$154.08	(100.0)%	0.0%	76.0%	(100.0)%	$—	$117.10	(100.0)%

	Actual Portfolio (4)	$186.33	$214.02	(12.9)%	13.3%	72.8%	(81.7)%	$24.78	$155.81	(84.1)%

	Montage Healdsburg (5)	$762.81	N/A	N/A	4.9%	N/A	N/A	$37.38	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$189.39			13.2%			$25.00

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 32

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

January 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	January			January			January
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (1)	$119.40	$231.72	(48.5)%	8.3%	68.2%	(87.8)%	$9.91	$158.03	(93.7)%
2	Boston Park Plaza	$143.52	$142.16	1.0%	11.2%	75.6%	(85.2)%	$16.07	$107.47	(85.0)%
3	Hyatt Regency San Francisco	$169.87	$396.40	(57.1)%	6.9%	77.0%	(91.0)%	$11.72	$305.23	(96.2)%
4	Renaissance Washington DC	$173.46	$185.07	(6.3)%	29.4%	61.0%	(51.8)%	$51.00	$112.89	(54.8)%
5	Renaissance Orlando at SeaWorld ®	$122.51	$194.14	(36.9)%	7.9%	78.9%	(90.0)%	$9.68	$153.18	(93.7)%
6	Wailea Beach Resort	$524.04	$491.86	6.5%	19.3%	91.0%	(78.8)%	$101.14	$447.59	(77.4)%
7	JW Marriott New Orleans	$138.06	$196.26	(29.7)%	16.6%	84.9%	(80.4)%	$22.92	$166.62	(86.2)%
8	Hyatt Centric Chicago Magnificent Mile	$134.84	$106.52	26.6%	8.0%	55.7%	(85.6)%	$10.79	$59.33	(81.8)%
9	Marriott Boston Long Wharf	$214.80	$209.78	2.4%	5.1%	68.5%	(92.6)%	$10.95	$143.70	(92.4)%
10	Renaissance Long Beach	$137.63	$183.97	(25.2)%	13.8%	71.7%	(80.8)%	$18.99	$131.91	(85.6)%
11	Embassy Suites Chicago	$115.27	$101.67	13.4%	9.2%	66.0%	(86.1)%	$10.60	$67.10	(84.2)%
12	Embassy Suites La Jolla	$109.48	$189.14	(42.1)%	37.6%	85.2%	(55.9)%	$41.16	$161.15	(74.5)%
13	The Bidwell Marriott Portland	$128.62	$153.75	(16.3)%	7.0%	72.4%	(90.3)%	$9.00	$111.32	(91.9)%
14	Hilton New Orleans St. Charles	$108.68	$161.66	(32.8)%	16.9%	74.2%	(77.2)%	$18.37	$119.95	(84.7)%
15	Oceans Edge Resort & Marina	$263.07	$252.45	4.2%	60.8%	94.0%	(35.3)%	$159.95	$237.30	(32.6)%

	15 Hotels Open for the Entire First Quarter of 2021	$186.33	$228.87	(18.6)%	14.4%	73.8%	(80.5)%	$26.83	$168.91	(84.1)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$115.70	(100.0)%	0.0%	60.1%	(100.0)%	$—	$69.54	(100.0)%

	17 Hotel Portfolio (2)	$186.33	$221.50	(15.9)%	13.3%	72.7%	(81.7)%	$24.78	$161.03	(84.6)%

	Sold/Disposed Hotels (3) (1)	$—	$161.03	(100.0)%	0.0%	72.6%	(100.0)%	$—	$116.91	(100.0)%

	Actual Portfolio (4)	$186.33	$211.48	(11.9)%	13.3%	72.7%	(81.7)%	$24.78	$153.75	(83.9)%

	Montage Healdsburg (5)	$762.81	N/A	N/A	4.9%	N/A	N/A	$37.38	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$189.39			13.2%			$25.00

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 33

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

February 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	February			February			February
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$147.03	$261.15	(43.7)%	16.2%	83.9%	(80.7)%	$23.82	$219.10	(89.1)%
2	Boston Park Plaza	$141.00	$145.74	(3.3)%	16.4%	69.5%	(76.4)%	$23.12	$101.29	(77.2)%
3	Hyatt Regency San Francisco	$197.02	$301.04	(34.6)%	8.5%	82.6%	(89.7)%	$16.75	$248.66	(93.3)%
4	Renaissance Washington DC	$134.84	$232.97	(42.1)%	67.8%	75.8%	(10.6)%	$91.42	$176.59	(48.2)%
5	Renaissance Orlando at SeaWorld ®	$114.77	$192.31	(40.3)%	15.8%	87.7%	(82.0)%	$18.13	$168.66	(89.3)%
6	Wailea Beach Resort	$510.37	$580.48	(12.1)%	33.0%	92.1%	(64.2)%	$168.42	$534.62	(68.5)%
7	JW Marriott New Orleans	$142.97	$240.41	(40.5)%	18.2%	82.2%	(77.9)%	$26.02	$197.62	(86.8)%
8	Hyatt Centric Chicago Magnificent Mile	$150.18	$132.27	13.5%	12.4%	61.1%	(79.7)%	$18.62	$80.82	(77.0)%
9	Marriott Boston Long Wharf	$222.93	$229.82	(3.0)%	10.5%	84.9%	(87.6)%	$23.41	$195.12	(88.0)%
10	Renaissance Long Beach	$131.96	$191.70	(31.2)%	31.1%	84.9%	(63.4)%	$41.04	$162.75	(74.8)%
11	Embassy Suites Chicago	$128.85	$123.88	4.0%	12.3%	73.9%	(83.4)%	$15.85	$91.55	(82.7)%
12	Embassy Suites La Jolla	$118.27	$197.95	(40.3)%	48.7%	85.8%	(43.2)%	$57.60	$169.84	(66.1)%
13	The Bidwell Marriott Portland (1)	$138.90	$143.86	(3.4)%	11.3%	48.8%	(76.8)%	$15.70	$70.20	(77.6)%
14	Hilton New Orleans St. Charles	$98.83	$195.75	(49.5)%	21.1%	84.3%	(75.0)%	$20.85	$165.02	(87.4)%
15	Oceans Edge Resort & Marina	$374.45	$362.28	3.4%	79.7%	91.6%	(13.0)%	$298.44	$331.85	(10.1)%

	15 Hotels Open for the Entire First Quarter of 2021	$187.61	$245.44	(23.6)%	24.4%	79.6%	(69.3)%	$45.78	$195.37	(76.6)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$120.04	(100.0)%	0.0%	65.9%	(100.0)%	$—	$79.11	(100.0)%

	17 Hotel Portfolio (2)	$187.61	$237.16	(20.9)%	22.4%	78.6%	(71.5)%	$42.02	$186.41	(77.5)%

	Sold/Disposed Hotels (3)	$—	$150.15	(100.0)%	0.0%	79.9%	(100.0)%	$—	$119.97	(100.0)%

	Actual Portfolio (4)	$187.61	$223.83	(16.2)%	22.4%	78.8%	(71.6)%	$42.02	$176.38	(76.2)%

	Montage Healdsburg (5)	$873.17	N/A	N/A	22.6%	N/A	N/A	$197.34	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$197.42			22.4%			$44.22

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 34

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

February 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	February			February			February
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (1)	$147.03	$279.63	(47.4)%	16.2%	79.8%	(79.7)%	$23.82	$223.14	(89.3)%
2	Boston Park Plaza	$141.00	$136.62	3.2%	16.4%	75.7%	(78.3)%	$23.12	$103.42	(77.6)%
3	Hyatt Regency San Francisco	$197.02	$340.71	(42.2)%	8.5%	87.2%	(90.3)%	$16.75	$297.10	(94.4)%
4	Renaissance Washington DC	$134.84	$229.44	(41.2)%	67.8%	71.7%	(5.4)%	$91.42	$164.51	(44.4)%
5	Renaissance Orlando at SeaWorld ®	$114.77	$205.95	(44.3)%	15.8%	85.2%	(81.5)%	$18.13	$175.47	(89.7)%
6	Wailea Beach Resort	$510.37	$518.96	(1.7)%	33.0%	93.3%	(64.6)%	$168.42	$484.19	(65.2)%
7	JW Marriott New Orleans	$142.97	$234.70	(39.1)%	18.2%	82.5%	(77.9)%	$26.02	$193.63	(86.6)%
8	Hyatt Centric Chicago Magnificent Mile	$150.18	$118.87	26.3%	12.4%	71.1%	(82.6)%	$18.62	$84.52	(78.0)%
9	Marriott Boston Long Wharf	$222.93	$213.35	4.5%	10.5%	81.1%	(87.1)%	$23.41	$173.03	(86.5)%
10	Renaissance Long Beach	$131.96	$198.49	(33.5)%	31.1%	86.5%	(64.0)%	$41.04	$171.69	(76.1)%
11	Embassy Suites Chicago	$128.85	$116.27	10.8%	12.3%	81.6%	(84.9)%	$15.85	$94.88	(83.3)%
12	Embassy Suites La Jolla	$118.27	$199.90	(40.8)%	48.7%	85.8%	(43.2)%	$57.60	$171.51	(66.4)%
13	The Bidwell Marriott Portland	$138.90	$159.01	(12.6)%	11.3%	85.5%	(86.8)%	$15.70	$135.95	(88.5)%
14	Hilton New Orleans St. Charles	$98.83	$200.35	(50.7)%	21.1%	74.0%	(71.5)%	$20.85	$148.26	(85.9)%
15	Oceans Edge Resort & Marina	$374.45	$341.63	9.6%	79.7%	95.8%	(16.8)%	$298.44	$327.28	(8.8)%

	15 Hotels Open for the Entire First Quarter of 2021	$187.61	$243.23	(22.9)%	24.4%	81.4%	(70.0)%	$45.78	$197.99	(76.9)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$121.53	(100.0)%	0.0%	66.1%	(100.0)%	$—	$80.33	(100.0)%

	17 Hotel Portfolio (2)	$187.61	$235.32	(20.3)%	22.4%	80.2%	(72.1)%	$42.02	$188.73	(77.7)%

	Sold/Disposed Hotels (3) (1)	$—	$165.29	(100.0)%	0.0%	76.8%	(100.0)%	$—	$126.94	(100.0)%

	Actual Portfolio (4)	$187.61	$224.11	(16.3)%	22.4%	79.6%	(71.9)%	$42.02	$178.39	(76.4)%

	Montage Healdsburg (5)	$873.17	N/A	N/A	22.6%	N/A	N/A	$197.34	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$197.42			22.4%			$44.22

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

March 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	March			March			March
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$145.79	$248.59	(41.4)%	23.8%	18.9%	25.9%	$34.70	$46.98	(26.1)%
2	Boston Park Plaza	$138.64	$171.07	(19.0)%	18.5%	32.1%	(42.4)%	$25.65	$54.91	(53.3)%
3	Hyatt Regency San Francisco	$205.20	$277.68	(26.1)%	11.2%	21.6%	(48.1)%	$22.98	$59.98	(61.7)%
4	Renaissance Washington DC	$134.93	$286.36	(52.9)%	63.8%	32.4%	96.9%	$86.09	$92.78	(7.2)%
5	Renaissance Orlando at SeaWorld ®	$129.68	$189.54	(31.6)%	33.9%	20.6%	64.6%	$43.96	$39.05	12.6%
6	Wailea Beach Resort	$545.90	$488.43	11.8%	51.5%	49.1%	4.9%	$281.14	$239.82	17.2%
7	JW Marriott New Orleans	$150.03	$226.47	(33.8)%	35.0%	32.5%	7.7%	$52.51	$73.60	(28.7)%
8	Hyatt Centric Chicago Magnificent Mile	$145.79	$140.23	4.0%	16.9%	22.3%	(24.2)%	$24.64	$31.27	(21.2)%
9	Marriott Boston Long Wharf	$243.09	$261.53	(7.1)%	14.1%	23.4%	(39.7)%	$34.28	$61.20	(44.0)%
10	Renaissance Long Beach	$134.29	$192.85	(30.4)%	37.9%	35.3%	7.4%	$50.90	$68.08	(25.2)%
11	Embassy Suites Chicago	$130.41	$139.94	(6.8)%	21.7%	32.8%	(33.8)%	$28.30	$45.90	(38.3)%
12	Embassy Suites La Jolla	$126.40	$181.72	(30.4)%	57.4%	50.2%	14.3%	$72.55	$91.22	(20.5)%
13	The Bidwell Marriott Portland (1)	$147.10	$133.96	9.8%	11.4%	22.2%	(48.6)%	$16.77	$29.74	(43.6)%
14	Hilton New Orleans St. Charles	$112.78	$181.61	(37.9)%	32.6%	31.8%	2.5%	$36.77	$57.75	(36.3)%
15	Oceans Edge Resort & Marina	$463.81	$320.63	44.7%	91.4%	55.2%	65.6%	$423.92	$176.99	139.5%

	15 Hotels Open for the Entire First Quarter of 2021	$204.78	$246.31	(16.9)%	31.6%	29.4%	7.5%	$64.71	$72.42	(10.6)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$130.17	(100.0)%	0.0%	25.0%	(100.0)%	$—	$32.54	(100.0)%

	17 Hotel Portfolio (2)	$204.78	$238.46	(14.1)%	29.1%	29.1%	0.0%	$59.59	$69.39	(14.1)%

	Sold/Disposed Hotels (3)	$—	$146.83	(100.0)%	0.0%	34.8%	(100.0)%	$—	$51.10	(100.0)%

	Actual Portfolio (4)	$204.78	$222.39	(7.9)%	29.1%	29.9%	(2.7)%	$59.59	$66.49	(10.4)%

	Montage Healdsburg (5)	$892.86	N/A	N/A	33.9%	N/A	N/A	$302.68	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$216.14			29.2%			$63.11

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

March 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	March			March			March
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (1)	$145.79	$258.62	(43.6)%	23.8%	78.5%	(69.7)%	$34.70	$203.02	(82.9)%
2	Boston Park Plaza	$138.64	$180.55	(23.2)%	18.5%	90.5%	(79.6)%	$25.65	$163.40	(84.3)%
3	Hyatt Regency San Francisco	$205.20	$327.27	(37.3)%	11.2%	88.7%	(87.4)%	$22.98	$290.29	(92.1)%
4	Renaissance Washington DC	$134.93	$292.95	(53.9)%	63.8%	87.7%	(27.3)%	$86.09	$256.92	(66.5)%
5	Renaissance Orlando at SeaWorld ®	$129.68	$192.53	(32.6)%	33.9%	87.4%	(61.2)%	$43.96	$168.27	(73.9)%
6	Wailea Beach Resort	$545.90	$480.37	13.6%	51.5%	94.0%	(45.2)%	$281.14	$451.55	(37.7)%
7	JW Marriott New Orleans	$150.03	$248.88	(39.7)%	35.0%	91.3%	(61.7)%	$52.51	$227.23	(76.9)%
8	Hyatt Centric Chicago Magnificent Mile	$145.79	$145.08	0.5%	16.9%	80.2%	(78.9)%	$24.64	$116.35	(78.8)%
9	Marriott Boston Long Wharf	$243.09	$265.41	(8.4)%	14.1%	86.1%	(83.6)%	$34.28	$228.52	(85.0)%
10	Renaissance Long Beach	$134.29	$194.86	(31.1)%	37.9%	90.2%	(58.0)%	$50.90	$175.76	(71.0)%
11	Embassy Suites Chicago	$130.41	$150.89	(13.6)%	21.7%	94.3%	(77.0)%	$28.30	$142.29	(80.1)%
12	Embassy Suites La Jolla	$126.40	$197.38	(36.0)%	57.4%	91.9%	(37.5)%	$72.55	$181.39	(60.0)%
13	The Bidwell Marriott Portland	$147.10	$172.77	(14.9)%	11.4%	79.6%	(85.7)%	$16.77	$137.52	(87.8)%
14	Hilton New Orleans St. Charles	$112.78	$204.11	(44.7)%	32.6%	90.2%	(63.9)%	$36.77	$184.11	(80.0)%
15	Oceans Edge Resort & Marina	$463.81	$347.36	33.5%	91.4%	95.2%	(4.0)%	$423.92	$330.69	28.2%

	15 Hotels Open for the Entire First Quarter of 2021	$204.78	$249.58	(18.0)%	31.6%	87.6%	(63.9)%	$64.71	$218.63	(70.4)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	$—	$133.80	(100.0)%	0.0%	75.7%	(100.0)%	$—	$101.29	(100.0)%

	17 Hotel Portfolio (2)	$204.78	$241.60	(15.2)%	29.1%	86.6%	(66.4)%	$59.59	$209.23	(71.5)%

	Sold/Disposed Hotels (3) (1)	$—	$191.57	(100.0)%	0.0%	78.0%	(100.0)%	$—	$149.42	(100.0)%

	Actual Portfolio (4)	$204.78	$234.01	(12.5)%	29.1%	85.2%	(65.8)%	$59.59	$199.38	(70.1)%

	Montage Healdsburg (5)	$892.86	N/A	N/A	33.9%	N/A	N/A	$302.68	N/A	N/A

	18 Hotel Pro Forma Portfolio (6)	$216.14			29.2%			$63.11

*Footnotes on page 38

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information May 3, 2021

Property-Level Operating Statistics

Q1, January, February and March 2021/2020 and 2021/2019

(1)	Operating statistics for the first quarter, January, February and March of 2020 are impacted by a room renovation at The Bidwell Marriott Portland. Operating statistics for the first quarter, January, February and March of 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.
(2)	17 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2021.
(3)	Sold/Disposed Hotels for the first quarter, January, February and March of 2020 include results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the first quarter, January, February and March of 2019 also include results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(4)	Actual Portfolio includes the 17 Hotel Portfolio plus the Sold/Disposed Hotels.
(5)	Montage Healdsburg was acquired by the Company in April 2021. Includes prior ownership results obtained by the Company from the prior owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly developed hotel opened in December 2020; therefore, there is no prior year information.
(6)	18 Hotel Pro Forma Portfolio includes the 17 Hotel Portfolio plus the Montage Healdsburg, acquired by the Company in April 2021.

PROPERTY-LEVEL OPERATING STATISTICS	Page 38

Supplemental Financial Information May 3, 2021

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 39

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2021

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$3,955	$(7,899)	$(289)	$3,241	$643	$(4,304)	(108.8)%
2	Boston Park Plaza	2,716	(8,298)	—	4,481	—	(3,817)	(140.5)%
3	Hyatt Regency San Francisco	1,649	(7,342)	—	3,244	—	(4,098)	(248.5)%
4	Renaissance Washington DC	5,843	(189)	(72)	1,875	—	1,614	27.6%
5	Renaissance Orlando at SeaWorld ®	3,590	(3,504)	—	2,220	—	(1,284)	(35.8)%
6	Wailea Beach Resort	12,259	(480)	—	4,081	—	3,601	29.4%
7	JW Marriott New Orleans	1,933	(2,998)	2	1,612	842	(542)	(28.0)%
8	Hyatt Centric Chicago Magnificent Mile	769	(3,395)	(351)	1,145	351	(2,250)	(292.6)%
9	Marriott Boston Long Wharf	1,230	(4,845)	—	2,779	—	(2,066)	(168.0)%
10	Renaissance Long Beach	1,600	(1,213)	—	845	—	(368)	(23.0)%
11	Embassy Suites Chicago	867	(1,984)	—	757	—	(1,227)	(141.5)%
12	Embassy Suites La Jolla	2,104	(1,588)	—	988	605	5	0.2%
13	The Bidwell Marriott Portland	422	(1,562)	—	807	—	(755)	(178.9)%
14	Hilton New Orleans St. Charles	746	(926)	—	619	—	(307)	(41.2)%
15	Oceans Edge Resort & Marina	6,649	2,066	—	879	—	2,945	44.3%

	15 Hotels Open for the Entire First Quarter of 2021	46,332	(44,157)	(710)	29,573	2,441	(12,853)	(27.7)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	238	(3,278)	63	936	—	(2,279)	(957.6)%

	17 Hotel Portfolio (3)	$46,570	$(47,435)	$(647)	$30,509	$2,441	$(15,132)	(32.5)%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 40

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2020

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (4)	$27,040	$(30)	$(290)	$3,217	$1,679	$4,576	16.9%
2	Boston Park Plaza (4)	11,357	(6,771)	—	4,514	—	(2,257)	(19.9)%
3	Hyatt Regency San Francisco (4)	20,779	(1,136)	136	3,230	—	2,230	10.7%
4	Renaissance Washington DC (4)	14,862	(2,782)	—	2,067	1,669	954	6.4%
5	Renaissance Orlando at SeaWorld ® (4)	18,805	2,637	—	2,607	—	5,244	27.9%
6	Wailea Beach Resort (4)	28,817	6,216	—	3,969	—	10,185	35.3%
7	JW Marriott New Orleans (4)	9,257	526	2	1,636	871	3,035	32.8%
8	Hyatt Centric Chicago Magnificent Mile (4)	3,304	(3,683)	(351)	1,446	351	(2,237)	(67.7)%
9	Marriott Boston Long Wharf (4)	8,128	(3,482)	—	2,737	—	(745)	(9.2)%
10	Renaissance Long Beach (4)	5,765	(111)	—	990	—	879	15.2%
11	Embassy Suites Chicago (4)	2,929	(1,513)	(24)	753	—	(784)	(26.8)%
12	Embassy Suites La Jolla (4)	4,991	(192)	—	1,052	626	1,486	29.8%
13	The Bidwell Marriott Portland (4) (5)	1,413	(890)	—	381	—	(509)	(36.0)%
14	Hilton New Orleans St. Charles (4)	3,139	126	—	645	—	771	24.6%
15	Oceans Edge Resort & Marina	5,965	1,490	—	826	—	2,316	38.8%

	15 Hotels Open for the Entire First Quarter of 2021	166,551	(9,595)	(527)	30,070	5,196	25,144	15.1%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021 (4)	5,469	(4,180)	7	1,550	—	(2,623)	(48.0)%

	17 Hotel Portfolio (3)	172,020	(13,775)	(520)	31,620	5,196	22,521	13.1%

	Add: Sold/Disposed Hotels (6)
	Renaissance Harborplace (4)	5,604	(2,292)	(57)	1,329	—	(1,020)	(18.2)%
	Renaissance Los Angeles Airport (4)	6,646	(476)	—	1,063	—	587	8.8%
	Hilton Times Square (4)	6,920	(7,459)	58	2,478	1,193	(3,730)	(53.9)%

	Actual Portfolio (7)	$191,190	$(24,002)	$(519)	$36,490	$6,389	$18,358	9.6%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 41

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2019

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (5)	$36,686	$6,405	$(290)	$2,558	$2,238	$10,911	29.7%
2	Boston Park Plaza	17,860	(3,177)	—	4,446	—	1,269	7.1%
3	Hyatt Regency San Francisco	31,197	5,367	360	3,127	—	8,854	28.4%
4	Renaissance Washington DC	20,896	1,419	—	2,455	1,713	5,587	26.7%
5	Renaissance Orlando at SeaWorld ®	25,713	7,670	—	2,554	—	10,224	39.8%
6	Wailea Beach Resort	31,669	9,340	—	3,879	—	13,219	41.7%
7	JW Marriott New Orleans	11,732	2,944	2	1,597	880	5,423	46.2%
8	Hyatt Centric Chicago Magnificent Mile	5,108	(2,493)	(350)	1,442	350	(1,051)	(20.6)%
9	Marriott Boston Long Wharf	10,094	(1,104)	—	2,693	—	1,589	15.7%
10	Renaissance Long Beach	7,591	1,469	—	946	—	2,415	31.8%
11	Embassy Suites Chicago	4,166	(645)	—	743	—	98	2.4%
12	Embassy Suites La Jolla	6,054	712	—	1,031	632	2,375	39.2%
13	The Bidwell Marriott Portland	3,337	644	—	396	—	1,040	31.2%
14	Hilton New Orleans St. Charles	3,877	543	—	623	—	1,166	30.1%
15	Oceans Edge Resort & Marina	6,732	1,777	189	777	—	2,743	40.7%

	15 Hotels Open for the Entire First Quarter of 2021	222,712	30,871	(89)	29,267	5,813	65,862	29.6%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	7,176	(2,120)	9	1,538	—	(573)	(8.0)%

	17 Hotel Portfolio (3)	229,888	28,751	(80)	30,805	5,813	65,289	28.4%

	Add: Sold/Disposed Hotels (6)
	Courtyard by Marriott Los Angeles	3,070	567	(239)	253	294	875	28.5%
	Renaissance Harborplace (5)	6,970	(1,133)	—	1,490	—	357	5.1%
	Renaissance Los Angeles Airport	7,962	853	—	1,043	—	1,896	23.8%
	Hilton Times Square	9,767	(4,346)	64	2,545	1,188	(549)	(5.6)%

	Actual Portfolio (7)	$257,657	$24,692	$(255)	$36,136	$7,295	$67,868	26.3%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

January 2021

	Hotels sorted by number of rooms	For the Month of January 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$648	$(3,156)	$(97)	$1,080	$224	$(1,949)	(300.8)%
2	Boston Park Plaza	654	(2,976)	—	1,504	—	(1,472)	(225.1)%
3	Hyatt Regency San Francisco	381	(2,654)	—	1,081	—	(1,573)	(412.9)%
4	Renaissance Washington DC	1,386	(781)	—	625	—	(156)	(11.3)%
5	Renaissance Orlando at SeaWorld ®	886	(1,358)	—	743	—	(615)	(69.4)%
6	Wailea Beach Resort	2,367	(1,387)	—	1,357	—	(30)	(1.3)%
7	JW Marriott New Orleans	472	(1,150)	—	538	290	(322)	(68.2)%
8	Hyatt Centric Chicago Magnificent Mile	181	(1,175)	(117)	382	117	(793)	(438.1)%
9	Marriott Boston Long Wharf	226	(1,912)	—	926	—	(986)	(436.3)%
10	Renaissance Long Beach	285	(596)	—	314	—	(282)	(98.9)%
11	Embassy Suites Chicago	186	(729)	—	253	—	(476)	(255.9)%
12	Embassy Suites La Jolla	509	(662)	—	330	209	(123)	(24.2)%
13	The Bidwell Marriott Portland	92	(546)	—	268	—	(278)	(302.2)%
14	Hilton New Orleans St. Charles	190	(354)	—	207	—	(147)	(77.4)%
15	Oceans Edge Resort & Marina	1,479	90	—	293	—	383	25.9%

	15 Hotels Open for the Entire First Quarter of 2021	9,942	(19,346)	(214)	9,901	840	(8,819)	(88.7)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	70	(1,061)	2	312	—	(747)	(1067.1)%

	17 Hotel Portfolio (3)	$10,012	$(20,407)	$(212)	$10,213	$840	$(9,566)	(95.5)%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

January 2020

	Hotels sorted by number of rooms	For the Month of January 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$11,202	$462	$(97)	$1,072	$616	$2,053	18.3%
2	Boston Park Plaza	4,444	(2,132)	—	1,511	—	(621)	(14.0)%
3	Hyatt Regency San Francisco	9,327	1,089	90	1,074	—	2,253	24.2%
4	Renaissance Washington DC	4,404	(1,423)	—	699	557	(167)	(3.8)%
5	Renaissance Orlando at SeaWorld ®	7,584	1,555	—	868	—	2,423	31.9%
6	Wailea Beach Resort	11,333	3,191	—	1,320	—	4,511	39.8%
7	JW Marriott New Orleans	3,804	563	1	558	297	1,419	37.3%
8	Hyatt Centric Chicago Magnificent Mile	1,469	(1,076)	(117)	482	117	(594)	(40.4)%
9	Marriott Boston Long Wharf	3,243	(805)	—	916	—	111	3.4%
10	Renaissance Long Beach	2,425	296	—	330	—	626	25.8%
11	Embassy Suites Chicago	1,091	(551)	—	247	—	(304)	(27.9)%
12	Embassy Suites La Jolla	1,918	75	—	353	213	641	33.4%
13	The Bidwell Marriott Portland (5)	589	(211)	—	135	—	(76)	(12.9)%
14	Hilton New Orleans St. Charles	1,204	117	—	218	—	335	27.8%
15	Oceans Edge Resort & Marina	2,135	535	—	273	—	808	37.8%

	15 Hotels Open for the Entire First Quarter of 2021	66,172	1,685	(123)	10,056	1,800	13,418	20.3%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	2,413	(857)	3	517	—	(337)	(14.0)%

	17 Hotel Portfolio (3)	68,585	828	(120)	10,573	1,800	13,081	19.1%

	Add: Sold/Disposed Hotels (6)
	Renaissance Harborplace	2,161	(641)	—	471	—	(170)	(7.9)%
	Renaissance Los Angeles Airport	2,567	49	—	353	—	402	15.7%
	Hilton Times Square	3,012	(1,815)	19	845	405	(546)	(18.1)%

	Actual Portfolio (7)	$76,325	$(1,579)	$(101)	$12,242	$2,205	$12,767	16.7%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

January 2019

	Hotels sorted by number of rooms	For the Month of January 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront (5)	$10,612	$470	$(97)	$856	$767	1,996	18.8%
2	Boston Park Plaza	6,479	(1,079)	—	1,481	—	$402	6.2%
3	Hyatt Regency San Francisco	10,468	1,767	118	1,042	—	2,927	28.0%
4	Renaissance Washington DC	4,640	(1,079)	—	819	572	312	6.7%
5	Renaissance Orlando at SeaWorld ®	8,643	2,431	—	841	—	3,272	37.9%
6	Wailea Beach Resort	10,842	2,949	—	1,291	—	4,240	39.1%
7	JW Marriott New Orleans	3,609	642	1	532	304	1,479	41.0%
8	Hyatt Centric Chicago Magnificent Mile	1,186	(1,237)	(117)	480	117	(757)	(63.8)%
9	Marriott Boston Long Wharf	3,083	(680)	—	899	—	219	7.1%
10	Renaissance Long Beach	2,105	118	—	315	—	433	20.6%
11	Embassy Suites Chicago	972	(577)	—	246	—	(331)	(34.1)%
12	Embassy Suites La Jolla	1,949	100	—	345	218	663	34.0%
13	The Bidwell Marriott Portland	1,015	118	—	132	—	250	24.6%
14	Hilton New Orleans St. Charles	1,058	16	—	207	—	223	21.1%
15	Oceans Edge Resort & Marina	1,963	376	—	258	—	634	32.3%

	15 Hotels Open for the Entire First Quarter of 2021	68,624	4,335	(95)	9,744	1,978	15,962	23.3%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	2,072	(1,033)	3	512	—	(518)	(25.0)%

	17 Hotel Portfolio (3)	70,696	3,302	(92)	10,256	1,978	15,444	21.8%

	Add: Sold/Disposed Hotels (6)
	Courtyard by Marriott Los Angeles	940	107	(80)	84	98	209	22.2%
	Renaissance Harborplace (5)	1,816	(717)	—	499	—	(218)	(12.0)%
	Renaissance Los Angeles Airport	2,611	212	—	348	—	560	21.4%
	Hilton Times Square	3,033	(1,835)	21	849	407	(558)	(18.4)%

	Actual Portfolio (7)	$79,096	$1,069	$(151)	$12,036	$2,483	$15,437	19.5%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

February 2021

	Hotels sorted by number of rooms	For the Month of February 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$1,232	$(2,634)	$(96)	$1,080	$199	$(1,451)	(117.8)%
2	Boston Park Plaza	909	(2,745)	—	1,490	—	(1,255)	(138.1)%
3	Hyatt Regency San Francisco	499	(2,395)	—	1,081	—	(1,314)	(263.3)%
4	Renaissance Washington DC	2,121	98	1	625	—	724	34.1%
5	Renaissance Orlando at SeaWorld ®	751	(1,397)	—	743	—	(654)	(87.1)%
6	Wailea Beach Resort	3,471	(629)	—	1,358	—	729	21.0%
7	JW Marriott New Orleans	468	(1,064)	—	537	262	(265)	(56.6)%
8	Hyatt Centric Chicago Magnificent Mile	238	(1,126)	(117)	382	117	(744)	(312.6)%
9	Marriott Boston Long Wharf	409	(1,623)	—	927	—	(696)	(170.2)%
10	Renaissance Long Beach	556	(402)	—	266	—	(136)	(24.5)%
11	Embassy Suites Chicago	246	(687)	—	252	—	(435)	(176.8)%
12	Embassy Suites La Jolla	688	(513)	—	329	189	5	0.7%
13	The Bidwell Marriott Portland	152	(486)	—	270	—	(216)	(142.1)%
14	Hilton New Orleans St. Charles	190	(345)	—	207	—	(138)	(72.6)%
15	Oceans Edge Resort & Marina	2,121	634	—	293	—	927	43.7%

	15 Hotels Open for the Entire First Quarter of 2021	14,051	(15,314)	(212)	9,840	767	(4,919)	(35.0)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	95	(1,041)	19	312	—	(710)	(747.4)%

	17 Hotel Portfolio (3)	$14,146	$(16,355)	$(193)	$10,152	$767	$(5,629)	(39.8)%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

February 2020

	Hotels sorted by number of rooms	For the Month of February 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$12,928	$2,511	$(96)	$1,074	$576	$4,065	31.4%
2	Boston Park Plaza	4,204	(1,931)	—	1,497	—	(434)	(10.3)%
3	Hyatt Regency San Francisco	8,946	1,052	90	1,076	—	2,218	24.8%
4	Renaissance Washington DC	7,011	971	—	679	556	2,206	31.5%
5	Renaissance Orlando at SeaWorld ®	8,805	2,642	—	868	—	3,510	39.9%
6	Wailea Beach Resort	11,912	3,864	—	1,324	—	5,188	43.6%
7	JW Marriott New Orleans	3,820	808	—	532	278	1,618	42.4%
8	Hyatt Centric Chicago Magnificent Mile	1,273	(1,088)	(117)	482	117	(606)	(47.6)%
9	Marriott Boston Long Wharf	3,658	(251)	—	910	—	659	18.0%
10	Renaissance Long Beach	2,375	396	—	330	—	726	30.6%
11	Embassy Suites Chicago	1,160	(346)	(24)	253	—	(117)	(10.1)%
12	Embassy Suites La Jolla	1,933	143	—	348	200	691	35.7%
13	The Bidwell Marriott Portland (5)	565	(222)	—	135	—	(87)	(15.4)%
14	Hilton New Orleans St. Charles	1,373	259	—	211	—	470	34.2%
15	Oceans Edge Resort & Marina	2,344	763	—	275	—	1,038	44.3%

	15 Hotels Open for the Entire First Quarter of 2021	72,307	9,571	(147)	9,994	1,727	21,145	29.2%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	2,078	(929)	2	517	—	(410)	(19.7)%

	17 Hotel Portfolio (3)	74,385	8,642	(145)	10,511	1,727	20,735	27.9%

	Add: Sold /Disposed Hotels (6)
	Renaissance Harborplace	2,342	(355)	—	426	—	71	3.0%
	Renaissance Los Angeles Airport	2,716	377	—	353	—	730	26.9%
	Hilton Times Square	2,790	(1,686)	19	844	383	(440)	(15.8)%

	Actual Portfolio (7)	$82,233	$6,978	$(126)	$12,134	$2,110	$21,096	25.7%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

February 2019

	Hotels sorted by number of rooms	For the Month of February 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (9)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (5)	$12,301	$2,642	$(96)	$857	$703	4,106	33.4%
2	Boston Park Plaza	4,113	(2,071)	—	1,483	—	$(588)	(14.3)%
3	Hyatt Regency San Francisco	10,054	1,690	118	1,042	—	2,850	28.3%
4	Renaissance Washington DC	6,121	234	—	815	571	1,620	26.5%
5	Renaissance Orlando at SeaWorld ®	8,918	2,848	—	856	—	3,704	41.5%
6	Wailea Beach Resort	10,345	3,178	—	1,294	—	4,472	43.2%
7	JW Marriott New Orleans	3,429	687	1	532	274	1,494	43.6%
8	Hyatt Centric Chicago Magnificent Mile	1,608	(875)	(117)	481	117	(394)	(24.5)%
9	Marriott Boston Long Wharf	2,989	(569)	—	897	—	328	11.0%
10	Renaissance Long Beach	2,500	575	—	315	—	890	35.6%
11	Embassy Suites Chicago	1,253	(275)	—	247	—	(28)	(2.2)%
12	Embassy Suites La Jolla	1,918	249	—	343	197	789	41.1%
13	The Bidwell Marriott Portland	1,100	240	—	132	—	372	33.8%
14	Hilton New Orleans St. Charles	1,178	91	—	208	—	299	25.4%
15	Oceans Edge Resort & Marina	2,195	509	189	258	—	956	43.6%

	15 Hotels Open for the Entire First Quarter of 2021	70,022	9,153	95	9,760	1,862	20,870	29.8%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	2,175	(732)	3	513	—	(216)	(9.9)%

	17 Hotel Portfolio (3)	72,197	8,421	98	10,273	1,862	20,654	28.6%

	Add: Sold /Disposed Hotels (6)
	Courtyard by Marriott Los Angeles	1,011	215	(80)	85	98	318	31.5%
	Renaissance Harborplace (5)	1,890	(721)	—	494	—	(227)	(12.0)%
	Renaissance Los Angeles Airport	2,671	362	—	347	—	709	26.5%
	Hilton Times Square	2,773	(1,664)	21	848	374	(421)	(15.2)%

	Actual Portfolio (7)	$80,542	$6,613	$39	$12,047	$2,334	$21,033	26.1%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

March 2021

	Hotels sorted by number of rooms	For the Month of March 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$2,075	$(2,109)	$(96)	$1,081	$220	$(904)	(43.6)%
2	Boston Park Plaza	1,153	(2,577)	—	1,487	—	(1,090)	(94.5)%
3	Hyatt Regency San Francisco	769	(2,293)	—	1,082	—	(1,211)	(157.5)%
4	Renaissance Washington DC	2,336	494	(73)	625	—	1,046	44.8%
5	Renaissance Orlando at SeaWorld ®	1,953	(749)	—	734	—	(15)	(0.8)%
6	Wailea Beach Resort	6,421	1,536	—	1,366	—	2,902	45.2%
7	JW Marriott New Orleans	993	(784)	2	537	290	45	4.5%
8	Hyatt Centric Chicago Magnificent Mile	350	(1,094)	(117)	381	117	(713)	(203.7)%
9	Marriott Boston Long Wharf	595	(1,310)	—	926	—	(384)	(64.5)%
10	Renaissance Long Beach	759	(215)	—	265	—	50	6.6%
11	Embassy Suites Chicago	435	(568)	—	252	—	(316)	(72.6)%
12	Embassy Suites La Jolla	907	(413)	—	329	207	123	13.6%
13	The Bidwell Marriott Portland	178	(530)	—	269	—	(261)	(146.6)%
14	Hilton New Orleans St. Charles	366	(227)	—	205	—	(22)	(6.0)%
15	Oceans Edge Resort & Marina	3,049	1,342	—	293	—	1,635	53.6%

	15 Hotels Open for the Entire First Quarter of 2021	22,339	(9,497)	(284)	9,832	834	885	4.0%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	73	(1,176)	42	312	—	(822)	(1126.0)%

	17 Hotel Portfolio (3)	$22,412	$(10,673)	$(242)	$10,144	$834	$63	0.3%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

March 2020

	Hotels sorted by number of rooms	For the Month of March 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (4)	$2,910	$(3,003)	$(97)	$1,071	$487	$(1,542)	(53.0)%
2	Boston Park Plaza (4)	2,709	(2,708)	—	1,506	—	(1,202)	(44.4)%
3	Hyatt Regency San Francisco (4)	2,506	(3,277)	(44)	1,080	—	(2,241)	(89.4)%
4	Renaissance Washington DC (4)	3,447	(2,330)	—	689	556	(1,085)	(31.5)%
5	Renaissance Orlando at SeaWorld ® (4)	2,416	(1,560)	—	871	—	(689)	(28.5)%
6	Wailea Beach Resort (4)	5,572	(839)	—	1,325	—	486	8.7%
7	JW Marriott New Orleans (4)	1,633	(845)	1	546	296	(2)	(0.1)%
8	Hyatt Centric Chicago Magnificent Mile (4)	562	(1,519)	(117)	482	117	(1,037)	(184.5)%
9	Marriott Boston Long Wharf (4)	1,227	(2,426)	—	911	—	(1,515)	(123.5)%
10	Renaissance Long Beach (4)	965	(803)	—	330	—	(473)	(49.0)%
11	Embassy Suites Chicago (4)	678	(616)	—	253	—	(363)	(53.5)%
12	Embassy Suites La Jolla (4)	1,140	(410)	—	351	213	154	13.5%
13	The Bidwell Marriott Portland (4) (5)	259	(457)	—	111	—	(346)	(133.6)%
14	Hilton New Orleans St. Charles (4)	562	(250)	—	216	—	(34)	(6.0)%
15	Oceans Edge Resort & Marina	1,486	192	—	278	—	470	31.6%

	15 Hotels Open for the Entire First Quarter of 2021	28,072	(20,851)	(257)	10,020	1,669	(9,419)	(33.6)%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021 (4)	978	(2,394)	2	516	—	(1,876)	(191.8)%

	17 Hotel Portfolio (3)	29,050	(23,245)	(255)	10,536	1,669	(11,295)	(38.9)%

	Add: Sold/Disposed Hotels (6)
	Renaissance Harborplace (4)	1,101	(1,296)	(57)	432	—	(921)	(83.7)%
	Renaissance Los Angeles Airport (4)	1,363	(902)	—	357	—	(545)	(40.0)%
	Hilton Times Square (4)	1,118	(3,958)	20	789	405	(2,744)	(245.4)%

	Actual Portfolio (7)	$32,632	$(29,401)	$(292)	$12,114	$2,074	$(15,505)	(47.5)%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

March 2019

	Hotels sorted by number of rooms	For the Month of March 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront (5)	$13,773	$3,293	$(97)	$845	$768	$4,809	34.9%
2	Boston Park Plaza	7,268	(27)	—	1,482	—	1,455	20.0%
3	Hyatt Regency San Francisco	10,675	1,910	124	1,043	—	3,077	28.8%
4	Renaissance Washington DC	10,135	2,264	—	821	570	3,655	36.1%
5	Renaissance Orlando at SeaWorld ®	8,152	2,391	—	857	—	3,248	39.8%
6	Wailea Beach Resort	10,482	3,213	—	1,294	—	4,507	43.0%
7	JW Marriott New Orleans	4,694	1,615	—	533	302	2,450	52.2%
8	Hyatt Centric Chicago Magnificent Mile	2,314	(381)	(116)	481	116	100	4.3%
9	Marriott Boston Long Wharf	4,022	145	—	897	—	1,042	25.9%
10	Renaissance Long Beach	2,986	776	—	316	—	1,092	36.6%
11	Embassy Suites Chicago	1,941	207	—	250	—	457	23.5%
12	Embassy Suites La Jolla	2,187	363	—	343	217	923	42.2%
13	The Bidwell Marriott Portland	1,222	286	—	132	—	418	34.2%
14	Hilton New Orleans St. Charles	1,641	436	—	208	—	644	39.2%
15	Oceans Edge Resort & Marina	2,574	892	—	261	—	1,153	44.8%

	15 Hotels Open for the Entire First Quarter of 2021	84,066	17,383	(89)	9,763	1,973	29,030	34.5%

	2 Hotels with Suspended Operations During All of the First Quarter of 2021	2,929	(355)	3	513	—	161	5.5%

	17 Hotel Portfolio (3)	86,995	17,028	(86)	10,276	1,973	29,191	33.6%

	Add: Sold/Disposed Hotels (6)
	Courtyard by Marriott Los Angeles	1,119	245	(79)	84	98	348	31.1%
	Renaissance Harborplace (5)	3,264	305	—	497	—	802	24.6%
	Renaissance Los Angeles Airport	2,680	279	—	348	—	627	23.4%
	Hilton Times Square	3,961	(847)	22	848	407	430	10.9%

	Actual Portfolio (7)	$98,019	$17,010	$(143)	$12,053	$2,478	$31,398	32.0%

*Footnotes on pages 52 and 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1, January, February and March 2021/2020/2019 Footnotes

(1)	Other Adjustments for the first quarter of 2021 include: a total of $(0.3) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.3) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a $(0.1) million prior year property tax net credit received at the Renaissance Washington DC; and $0.1 million in legal fees at the Renaissance Westchester. Other Adjustments for the first quarter of 2020 include: $(0.3) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.3) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $(0.1) million in prior year property tax credits, net of appeal fees received at the Embassy Suites Chicago and the Renaissance Harborplace. Other Adjustments for the first quarter of 2019 include: a total of $(0.3) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.6) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.4 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $0.2 million prior year property tax assessment received at the Oceans Edge Resort & Marina.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the first quarters of 2021, 2020 and 2019, a $(0.1) million prior year property tax credit was received at the Renaissance Washington DC, a total of $(0.1) million in prior year property tax credits, net of appeal fees was received at the Embassy Suites Chicago and the Renaissance Harborplace and a $0.2 million prior year property tax assessment was received at the Oceans Edge Resort & Marina, respectively.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2021.
(4)	During the first quarter of 2020, a total of $10.1 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the following hotels: $0.1 million Boston Park Plaza; $0.1 million Embassy Suites Chicago; $0.1 million Embassy Suites La Jolla; $0.1 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $45,000 Hilton New Orleans St. Charles; $0.2 million Hilton San Diego Bayfront; $1.4 million Hilton Times Square; $0.1 million Hyatt Centric Chicago Magnificent Mile; $0.8 million Hyatt Regency San Francisco; $0.3 million JW Marriott New Orleans; $1.0 million Marriott Boston Long Wharf; $0.1 million The Bidwell Marriott Portland; $0.4 million Renaissance Harborplace; $0.3 million Renaissance Long Beach; $0.4 million Renaissance Los Angeles Airport; $0.8 million Renaissance Orlando at SeaWorld®; $1.3 million Renaissance Washington DC; $0.8 million Renaissance Westchester; and $1.8 million Wailea Beach Resort.
(5)	Hotel Adjusted EBITDAre for the first quarter of 2020 is impacted by a room renovation at The Bidwell Marriott Portland. Hotel Adjusted EBITDAre for the first quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.
(6)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the first quarter of 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52

Supplemental Financial Information May 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1, January, February and March 2021/2020/2019 Footnotes (continued)

(7)	Actual Portfolio includes the 17 Hotel Portfolio plus the Sold/Disposed Hotels.
(8)	Other Adjustments for January 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; and $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile. Other Adjustments for January 2020 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco. Other Adjustments for January 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.
(9)	Other Adjustments for February 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a nominal prior year property tax assessment received at the Renaissance Washington DC; and $17,000 in legal fees at the Renaissance Westchester. Other adjustments for February 2020 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $(24,000) prior year property tax credit received at the Embassy Suites Chicago. Other adjustments for February 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $0.2 million prior year property tax assessment received at the Oceans Edge Resort & Marina.
(10)	Other Adjustments for March 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a $(0.1) million prior year property tax credit received at the Renaissance Washington DC; and $41,000 in legal fees at the Renaissance Westchester. Other Adjustments for March 2020 include: $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a $(44,000) true-up in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $(0.1) million prior year property tax credit, net of appeal fees at the Renaissance Harborplace. Other Adjustments for March 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 53